American Fidelity Assurance Company and American Fidelity Separate Account B (File No. 811-08187) hereby incorporate by reference the annual reports for the underlying funds below for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act").

Filer/Entity      American Funds Insurance Series
         Fund/Portfolio Name: International Fund
File#            811-03857
CIK#              0000729528
Accession:            0000051931-18-000876
Date of Filing:        08/31/18

Filer Entity:             BlackRock Variable Series Funds, Inc.
 Fund/Portfolio Name: Basic Value V.I. Fund
 Fund/Portfolio Name: BlackRock Advantage U.S. Total Market V.I. Fund
File #:                      811-03290
CIK#:                      0000355916
Accession #:         000193125-18-260158
Date of Filing:        08/28/18

Filer/Entity:            The Dreyfus Socially Responsible Growth Fund, Inc.
File #:                      811-07044
CIK#                       0000890064
Accession #:         0000890064-18-000012
Date of Filing:       08/10/18

Filer/Entity:            Dreyfus Stock Index Fund, Inc.
File #:                      811-05719
CIK #:                      0000846800
Accession #:          0000846800-18-000013
Date of Filing:        08/09/18

Filer/Entity:           Vanguard® Variable Insurance Fund

Fund/Portfolio Name: Balanced Portfolio
Fund/Portfolio Name: Capital Growth Portfolio
Fund/Portfolio Name: Mid-Cap Index Portfolio
Fund/Portfolio Name: Total Bond Market Index Portfolio
Fund/Portfolio Name: Total Stock Market Index Portfolio
File #:                     811-05962
CIK#                      0000857490
Accession #:        0000932471-18-007022
Date of Filing:      08/30/18

These annual reports are for the period ended  June 30, 2018 and have been transmitted to contract holders in accordance with Rule 30e-2 under the Act.

Any questions regarding this filing may be directed to Jennifer Wheeler at (405) 416-7984.